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EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of SPARTA, Inc. (the Company) for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David E. Schreiman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the report.




/s/ David E. Schreiman


David E. Schreiman
Chief Financial Officer
August 14, 2002



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